Exhibit 99.1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated: May 9, 2019	BASSWOOD CAPITAL MANAGEMENT, L.L.C.

	By:	/s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

Dated: May 9, 2019	BASSWOOD PARTNERS, L.L.C.

	By:	/s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

Dated: May 9, 2019	BASSWOOD ENHANCED LONG SHORT GP, LLC

	By:	/s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

Dated: May 9, 2019	BASSWOOD ENHANCED LONG SHORT FUND, LP
By: Basswood Capital Management, L.L.C.

	By:	/s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

Dated: May 9, 2019	BASSWOOD FINANCIAL FUND, LP
By: Basswood Capital Management, L.L.C.

	By:	/s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

Dated: May 9, 2019	BASSWOOD FINANCIAL LONG ONLY FUND, LP
By: Basswood Capital Management, L.L.C.

	By:	/s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

Dated: May 9, 2019	BASSWOOD FINANCIAL FUND, INC.
By: Basswood Capital Management, L.L.C.

	By:	/s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

Dated: May 9, 2019	BASSWOOD OPPORTUNITY PARTNERS, LP
By: Basswood Capital Management, L.L.C.

	By:	/s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

Dated: May 9, 2019	BASSWOOD OPPORTUNITY FUND, INC.
By: Basswood Capital Management, L.L.C.

	By:	/s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

Dated: May 9, 2019	/s/ Matthew Lindenbaum
Matthew Lindenbaum

Dated: May 9, 2019	/s/ Bennett Lindenbaum
Bennett Lindenbaum